UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of report (date of earliest event reported): March 28, 2007
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                                  BENIHANA INC.
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             (Exact name of registrant as specified in its charter)


         Delaware                    0-26396                 65-0538630
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(State or other jurisdiction     (Commission              (I.R.S. Employer
     of incorporation)            File Number)            Identification No.)


                8685 Northwest 53rd Terrace, Miami, Florida 33166
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (305) 593-0770
                                                          ----------------------

                                      None
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           Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17CFR230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))



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Item 5.02 Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

         On March 23, 2007, the Board of Directors of the Benihana Inc. (the "Company") approved the promotion of Juan C. Garcia as President and Chief Operating Officer of the Company, effective April 2, 2007.

         As Senior Vice President - Chief Operating Administrative Officer of the Company since October 2005, Mr. Garcia, age 43, has shared responsibility with Joel A. Schwartz, the Company's current President and Chief Executive Officer, for all aspects of business development, real estate, restaurant design and construction, license and permit issues, human resources, franchising, information technology, risk management and operations, as well as strategic and business planning. Prior to October 2005, Mr. Garcia had served as Vice President - Controller since 1999. He served as Controller of the Company and its predecessor since 1994. Prior to 1994, Mr. Garcia served in various accounting and finance roles with the Company. Mr. Garcia has served as the Assistant Secretary of the Company since 1996. Mr. Garcia is also a certified public accountant in the state of Florida.

         There are no familial relationships between Mr. Garcia and any other officer or director of the Company.

         In connection with the promotion of Mr. Garcia, on March 23, 2007, Mr. Schwartz relinquished the title of President, effective April 2, 2007. Mr. Schwartz will continue on a full-time basis as the Company's Chief Executive Officer and Chairman of the Board, responsible for formulating the Company's strategic goals and operating policies.

Item 9.01     Financial Statements and Exhibits

(d)     Exhibits

        Exhibit 99.1.  Press Release of Benihana Inc. dated
                       March 28, 2007 re: Appointment of President.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  BENIHANA INC.


Dated:  March 28, 2007            By:  /s/ Joel A. Schwartz
                                          --------------------------------------
                                          Joel A. Schwartz
                                          President and Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit           Description
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Exhibit 99.1.     Press Release of Benihana Inc. dated
                  March 28, 2007 re: Appointment of President.